SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 26, 1999



                          YONKERS FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



        Delaware                       0-277716                  13-3870836
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)



6 Executive Plaza, Yonkers, New York                                10701
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (914) 965-2500



                                       N/A
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          (Former name or former address, if changed since last report)





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Item 5.  Other Events

         On October 26, 1999, the Registrant issued the attached press release announcing its earnings for the quarter and the fiscal year ended September 30, 1999 and announced an increase in the quarterly cash dividend to $0.09 per share.

Item 7.  Financial Statements and Exhibits

         (a)  Exhibits

         99  Press Release, October 26, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          YONKERS FINANCIAL CORPORATION




Date:  October 27, 1999                   By: /S/ RICHARD F. KOMOSINSKI
                                              --------------------------------
                                              Richard F. Komosinski, President